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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 7, 2000
                                                        ----------------



                      Horizon Organic Holding Corporation
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            (Exact name of registrant as specified in its charter)



       Delaware                     000-24337                  84-1405007
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  (State or other jurisdiction    (Commission                (IRS Employee
       of incorporation)           File Number)             Identification No.)


   6311 Horizon Lane, Longmont, Colorado                         80503
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 (Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code:  (303) 530-2711
                                                           --------------



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         (Former name or former address, if changed since last report)


                        EXHIBIT INDEX APPEARS ON PAGE 4
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits

          99.1  Press Release dated February 7, 2000.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 DYNAMIC MATERIALS COMPANY


Dated: February 9, 2000     By: /s/ Don J. Gaidano
                                ---------------------
                                    Don J. Gaidano
                                    Vice President, Finance and Administration,
                                    Chief Financial Officer, Treasurer and
                                    Assistant Secretary (principal financial and
                                    accounting officer of the Company)

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                                 EXHIBIT INDEX


Exhibit No.            Description
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   99.1                  Press Release dated February 7, 2000